Exhibit 99.1
Translarna™(Ataluren)Study 041 Topline Results21stJune 2022

Forward looking statements

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements contained in this presentation, other than statements of historic fact, are forward-looking statements, including statements regarding: the future expectations, plans and prospects for PTC, including with respect to the commercialization of its products and product candidates; PTC's plans for interactions with the EMA and FDA; the clinical utility and potential advantages of Translarna; PTC's strategy, future operations, future financial position, future revenues, projected costs; and the objectives of management. Other forward-looking statements may be identified by the words "guidance", "plan," "anticipate," "believe," "estimate," "expect," "intend," "may," "target," "potential," "will," "would," "could," "should," "continue," and similar expressions.

PTC's actual results, performance or achievements could differ materially from those expressed or implied by forward-looking statements it makes as a result of a variety of risks and uncertainties, including those related to: the outcome of pricing, coverage and reimbursement negotiations with third party payors for PTC's products or product candidates that PTC commercializes or may commercialize in the future; PTC's ability to maintain its marketing authorization of Translarna for the treatment of nmDMD in Brazil, Russia, the European Economic Area (EEA) and other regions, including whether the European Medicines Agency (EMA) determines in future annual renewal cycles that the benefit-risk balance of Translarna authorization supports renewal of such authorization; PTC's ability to enroll, fund, complete and timely submit to the EMA the results of Study 041, a randomized, 18-month, placebo-controlled clinical trial of Translarna for the treatment of nmDMD followed by an 18-month open-label extension, which is a specific obligation to continued marketing authorization in the EEA;PTC's ability to utilize results from Study 041 to support a marketing approval for Translarna for the treatment of nmDMD in the United States; whether investigators agree with PTC's interpretation of the results of clinical trials and the totality of clinical data from our trials in Translarna; significant business effects, including the effects of industry, market, economic, political or regulatory conditions; changes in tax and other laws, regulations, rates and policies; the eligible patient base and commercial potential of PTC's products and product candidates; PTC's scientific approach and general development progress; and the factors discussed in the "Risk Factors" section of PTC's most recent Annual Report on Form 10-K, as well as any updates to these risk factors filed from time to time in PTC's other filings with the SEC. You are urged to carefully consider all such factors.

As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. There are no guarantees that any product will receive or maintain regulatory approval in any territory, or prove to be commercially successful, including Translarna.

The forward-looking statements contained herein represent PTC's views only as of the date of this presentation and PTC does not undertake or plan to update or revise any such forward-looking statements to reflect actual results or changes in plans, prospects, assumptions, estimates or projections, or other circumstances occurring after the date of this presenation except as required by law.

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Agenda 3 Study 041 Topline Results Overview of DMD and TranslarnaSTRIDE Registry123

Overview of DMD and Translarna 4

PTC has pioneered development of therapies for DMD patients for 25 years[1]



Readthrough program initiated and Translarna discovery
First ever DMD drug trial initiated
Translarna EU conditional approval for nmDMD
Initial natural history publications
Emflaza approved by FDA2
Translarna indication expansion approved by CHMP
Emflaza FDA label expansion3
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Translarna clinical trials
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CHMP, Committee for Medicinal Products for Human Use; DMD, Duchenne muscular dystrophy; FDA, Food and Drug Administration; nmDMD, nonsense mutation Duchenne muscular dystrophy. 1. Data on file. PTC Therapeutics. South Plainfield, NJ. November 2020; 2. Drugs.com [Internet]. Available from: https://www.drugs.com/nda/emflaza_170420.html (Accessed May 2022); 3. Drugs.com [Internet]. Approval for the label expansion of deflazacort, c2019. Available from: https://www.drugs.com/newdrugs/ptc-therapeutics-receives-fda-approval-expansion-emflaza-deflazacort-labeling-include-patients-2-5-4989.html (Accessed May 2022)

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DMD is a relentlessly progressive, fatal, genetic disorder

- Debilitating X-linked genetic disorder leading to death in early adulthood
- 1 in every 3,500-5,000 live male births with ~13% caused by nonsense mutations[1-7]
- Caused by the lack of dystrophin protein due to mutations that prevent its production


GUESS
CLEAN, STANDARD METHOD

1. van Ruiten HJ,et al.Arch Dis Child. 2014;99:1074–1077. 2. Bushby K, et al. Lancet Neurol. 2010;9:77–93. 3. Aartsma-Rus A, et al. J Med Genet. 2016;53(3):145–151. 4. Crisafulli S, et al. Orphanet J Rare Dis. 2020;15(1):141
5. Pichavant C, et al. Mol Ther. 2011;19:830–840. 6. Kalman L, et al. J Mol Diagn. 2011;13:167–174. 7. Bladen CL, et al. Hum Mutat. 2015;36:395–402

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PTC THERAPEUTICS

DMD follows well-established clinical progression7 Patient age:10 years15years20years Loss of ambulation Loss of upper limb function Pulmonary failure Cardiac failure Impaired ability to hop, run, jump, rise

Goemans, Nathalie et al. “New Perspectives in the Management of Duchenne Muscular Dystrophy.” European neurological review 9 (2014): 78. DMD pathology results from lack of full-length dystrophin•Dystrophin connects the cytoskeleton to extracellular matrix and is critical during muscle contractions•Muscles lacking dystrophin are more susceptible to damage•Damaged dystrophin is replaced by fatty and connective tissue•Dystrophin restoration is expected to prevent muscle damage 8

•mRNA, messenger ribonucleic acid. Peltz SW, et al. AnnuRev Med. 2013;64:407–425•Translarna, Summary of Product Characteristics. •Haas M et al. NeuromusculDisord. 2015;25:5–13.Translarnaenables the production of full-length, functional dystrophin9

•mRNA, messenger ribonucleic acid. Peltz SW, et al. Annu Rev Med. 2013;64:407–425•Translarna, Summary of Product Characteristics. •Haas M et al. Neuromuscul Disord. 2015;25:5–13.Translarnaenables the production of full-length, functional dystrophin10

•mRNA, messenger ribonucleic acid. Peltz SW, et al. Annu Rev Med. 2013;64:407–425•Translarna, Summary of Product Characteristics. •Haas M et al. Neuromuscul Disord. 2015;25:5–13.Translarnaenables the production of full-length, functional dystrophin11

1. Campbell, et al. Journal of Comparative Effectiveness Research. 2020; 9(14), 973–984. Meta-analyses of ataluren randomized controlled trials in nonsense mutation Duchenne muscular dystrophy.2, Primary endpoint. 3, Secondary endpoint. 12Translarnademonstrated consistent treatment effect across multiple clinical endpoints in previous trials1 17.2 m ‒1.1 s ‒1.7 s ‒1.9 sMeta-analysis LS mean difference (SEM)Meters, mean and 95% CITFTs, Seconds, mean and 95% CI Improvement Decline 75 100 50 25 0 -25 -50 -75 -100 Meta-analysis (007, 020) (N=342)Study 020 ITT (N=228) Study 007 ITT (N=114) 8 6 4 2 0 -2 -4 -6 -86MWT210-m walk/run34-stair ascent34-stair descent3

STRIDE Registry 13

STRIDE registry captures real-world evidence of Translarna benefit

- Patient registry collecting **long-term real-world evidence**
- Collecting information on the **characteristics of large numbers of patients** receiving Translarna with nmDMD

Aims to understand:

- **the safety profile of Translarna** over a long period of time
- how **effective long-term treatment** is in **preserving the ability to walk**, move independently, as well as lung and heart function

- STRIDE includes data from:[1,2]
  - **13** countries
  - **64** sites
  - **288** patients

Patients in the STRIDE Registry are followed up for at least 5 years to monitor disease progression

STRIDE, Strategic Targeting of Registries and International Database of Excellence
NCT02369731. 1. Muntoni F *et al. J Comp Eff Res* 2019;8:1187–200; 2. Muntoni F *et al.* Poster presented at the 14th European Paediatric Neurology Society Congress, 28 April – 2 May 2022, Glasgow

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5.4 years longer of being able to walk and move independently1STRIDE registrydemonstratesTranslarnatreatmentsignificantlypreservesambulation CINRG Duchenne Natural HistoryStudySTRIDE Registry 17.9 years old12.5 yearsoldaThemedian (95% CI) ages at loss of ambulation were: 17.9 (14.4, NA) years for STRIDE and 12.5 (11.6, 13.5) years for the CINRG DNHS; p < 0.0001.CINRG DNHS, Cooperative International Neuromuscular Research Group Duchenne Natural History Study; 1. MercuriE et al. Poster presented at the 14th European PaediatricNeurology Society Congress, 28 April –2 May 2022, Glasgow15

1.8-year delay in decline in lung function, prolonging quality of life1 CINRG Duchenne Natural HistoryStudySTRIDE Registry 17.6 years old15.8 yearsoldaThemedian (95% CI) ages at predicted FVC < 60% were: 17.6 (16.2, NA) years for STRIDE and 15.8 (15.1, 16.5) years for the CINRG DNHS; p < 0.0051CINRG DNHS, Cooperative International Neuromuscular Research Group Duchenne Natural History Study; 1. TuliniusM et al. Poster presented at the 14th European Paediatric Neurology Society Congress, 28 April –2 May 2022, Glasgow STRIDE registrydemonstratesTranslarnatreatmentsignificantlypreservespulmonaryfunction16

Translarnaprotects against loss of pulmonary function 17-- < 30% FVC predicts mortality in DMD patients within 2-3 years PTC Therapeutics, data on file Proportion of patients withpredicted FVC above 30% (%) Age (years)

2022 Study 041 placebo-controlled confirmatory trial data readout EMA marketingauthorizationLabel expansion to include 2–5-year olds EMA regulatory history continues to support the positive risk-benefit of Translarna Label change enabling physicians to continue patients who become non-ambulatory201420182020 EU annual renewalsSTRIDEinitiation 2015 18

Study 041: Overview and study design

Eligibility Criteria

- Age ≥5 years old
- 6MWD ≥150 meters
- Stable steroid regimen

Key Outcome Measures

- Primary endpoint: 6MWT
- Secondary endpoints: Northstar Ambulatory Assessment (NSAA), Timed Function Tests (TFTs)



Placebo
1:1
Randomization
Placebo-controlled treatment
72 weeks
Open-label treatment
72 weeks
Translarna
Daily dose: 10, 10, 20 mg/kg

Stratification Factors

- Steroid use at baseline
- 6MWD at baseline
- Time to stand from supine at baseline

Broad population with comprehensive endpoints and 144 week trial duration

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Study 041: Intent-to-Treat (ITT) population

Baseline Characteristic	Translarna (N=183)	Placebo (N=176)	Overall (N=359)
Mean age at enrollment, yrs [min, max]	8.1 [5.0, 14.0]	8.2 [5.0, 14.0]	8.1 [5.0, 14.0]
Baseline 6MWD, n (%)			
<300m	21 (11.5)	21 (11.9)	42 (11.7)
300 to <350m	40 (21.9)	37 (21.0)	77 (21.4)
350 to <400m	46 (25.1)	46 (26.1)	92 (25.6)
≥400m	76 (41.5)	72 (40.9)	148 (41.2)
Steroid use at baseline, n (%)	183 (100)	176 (100)	359 (100)
Deflazacort	79 (43.2)	73 (41.5)	152 (42.3)
prednisone/prednisolone	104 (56.8)	103 (58.5)	207 (57.7)
Baseline time to stand from supine, n (%)			
<5 seconds	62 (33.9)	55 (31.3)	117 (32.6)
≥5 seconds	121 (66.1)	121 (68.8)	242 (67.4)

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Study 041: Subject disposition

	ITT population	
	Translarna (N=183)	Placebo (N=176)
ITT Population	183	176
Completed placebo controlled portion (%)	179 (97.8)	172 (97.7)
Early termination (%)	4 (2.2)	4 (2.3)
Adverse event	0	0
COVID	0	0
Loss to follow-up	1 (0.5)	0
Withdrew consent	0	3 (1.7)
Protocol noncompliance	2 (1.1)	0
Other	1 (0.5)	1(0.6)

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Translarna treatment resulted in significant benefit across key endpoints in ITT population

Endpoint Assessment (Change from baseline)	Translarna (N=183)	Placebo (N=176)	Difference
6MWD (m) Rate of change (m/wk)	-53.0 -0.74	-67.4 -0.94	**14.4 (p=0.0248)** **0.20 (p=0.0248)**
Loss of ambulation, N (%)	12 (6.6%)	20 (11.4%)	--
NSAA Total score Linear score	 -3.7 -9.6	 -4.5 -11.9	 **0.9 (p=0.0235)** **2.3 (p=0.0246)**
Timed function tests 10m walk Stair ascend Stair descend	 3.04 4.98 4.96	 3.82 6.04 5.25	 **-0.78 (p=0.0422)** **-1.06 (p=0.0293)** -0.29 (p=0.5749)

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The ITT population was not the primary analysis population

NSAA results confirm Translarna treatment preserves functional abilities in ITT population


Placebo
Translarna
Climb box step - right
Gets to sitting
Climb box step - left
Walk (10m)
Stand
Hop left
Lifts head
Run (10m)
Hop right
Descend box step - right
Stand on one leg - left
Descend box step - left
Stand on one leg - right
Rise from floor
Jump
Stand on heels
Stand up from chair
-50
-40
-30
-20
-10
0
10
20
30
40
50
Relative risk reduction (%)

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The ITT population was not the primary analysis population

24Translarnademonstrated consistent treatment effect across multiple clinical endpoints in previous trials1Meta-analysis LS mean difference (SEM)Meters, mean and 95% CITFTs, Seconds, mean and 95% CI Improvement Decline 75 100 50 25 0 -25 -50 -75 -100 8 6 4 2 0 -2 -4 -6 -86MWT210-m walk/run34-stair ascent34-stair descent3 1. Campbell, et al. Journal of Comparative Effectiveness Research. 2020; 9(14), 973–984. Meta-analyses of ataluren randomized controlled trials in nonsense mutation Duchenne muscular dystrophy.2, Primary endpoint. 3, Secondary endpoint. 17.2 m ‒1.1 s ‒1.7 s ‒1.9 s Meta-analysis (007, 020) (N=342)Study 020 ITT (N=228) Study 007 ITT (N=114)

25Translarnademonstrated greatest effects in patientswith baseline 6MWD of 300-400metersin previous trials16MWT, Meters, mean and 95% CITFTs, Seconds, mean and 95% CI 43.9 -2.1 s -3.4 s -4.3 sMeta-analysis LS mean difference (SEM) Improvement Decline 75 100 50 25 0 -25 -50 -75 -100 8 6 4 2 0 -2 -4 -6 -86MWT210-m walk/run34-stair ascent34-stair descent3 1. Campbell, et al. Journal of Comparative Effectiveness Research. 2020; 9(14), 973–984. Meta-analyses of ataluren randomized controlled trials in nonsense mutation Duchenne muscular dystrophy.2, Primary endpoint. 3, Secondary endpoint. Meta-analysis (007, 020) (N=342)Study 020 ITT (N=228) Study 007 ITT (N=114)

Clinically meaningful, significant treatment effects on 6MWT seen in subpopulations in previous trials•6MWD <400m (left panel) or stand from supine ≥5s (right panel) both exclude stable patients 81624324048 -120-100-80-60-40 -200 Placebo (N=67) Ataluren (N=72) BaselineTime (weeks)Change in 6MWD, Mean (m) 81624324048 -120-100-80-60-40-200 Placebo (N=44) Ataluren (N=56) BaselineTime (weeks)Change in 6MWD, Mean (m) ≥300m 6MWD, <400m 6MWD≥300m 6MWD, ≥5s stand from supine Primary analysis population for 041: ≥300m 6MWD, ≥5s stand from supineData from Studies 007 and 020Δ= 50.0mΔ= 68.8m26

Study 041: Subgroup analyses

	6MWD 300-400m		6MWD ≥300m and ≥5 sec supine to stand*	
Baseline Characteristic	**Translarna (N=86)**	**Placebo (N=83)**	**Translarna (N=92)**	**Placebo (N=93)**
Mean age at enrollment (yrs) [min, max]	8.1 [5, 14]	8.5 [5, 14]	8.9 [7, 14]	8.9 [6, 14]
Baseline 6MWD, n (%)				
<300m	0 (0)	0 (0)	0 (0)	0 (0)
300 to <350m	40 (46.5)	37 (44.6)	29 (31.5)	32 (34.4)
350 to <400m	46 (53.5)	46 (55.4)	33 (35.9)	31 (33.3)
>400m	0 (0)	0 (0)	30 (32.6)	30 (32.3)
Steroid use at baseline, n (%)	86 (100)	83 (100)	92 (100)	93 (100)
Deflazacort	37 (43.0)	35 (42.2)	41 (44.6)	41 (44.1)
prednisone/prednisolone	49 (57.0)	48 (57.8)	51 (55.4)	52 (55.9)
Baseline time to stand from supine, n (%)				
<5 seconds	16 (18.6)	15 (18.1)	0	0
≥5 seconds	70 (81.4)	68 (81.9)	92 (100)	93 (100)

*primary analysis population

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PTC THERAPEUTICS

Translarna treatment resulted in significant benefit in 300-400m subgroup

	6MWD 300m – 400m			6MWD 300m and ≥5 sec supine to stand*		
Endpoint Assessment	**Translarna (N=86)**	**Placebo (N=83)**	**Difference**	**Translarna (N=92)**	**Placebo (N=93)**	**Difference**
6MWD (m)						
Change from baseline	-55.8	-80.0	**24.2 (p=0.0310)**	-81.8	-90.1	8.3 (p=0.3626)
Rate of change (m/wk)	-0.77	-1.11	**0.34 (p=0.0310)**	-1.14	-1.25	0.11 (p=0.3626)
Loss of ambulation	5 (5.7%)	10 (12.0%)	--	5 (5.4%)	9 (9.7%)	--
NSAA						
Total score	-4.4	-5.5	1.1 (p=0.0837)	-5.2	-6.1	0.9 (p=0.1258)
Linear score	-10.0	-13.3	**3.3 (p=0.0419)**	-11.4	-14.0	2.5 (p=0.0656)
Timed function tests						
10m walk	2.99	4.28	**-1.29 (p=0.0429)**	3.06	3.79	-0.73 (p=0.1877)
Stair ascend	5.26	7.55	**-2.29 (p=0.0050)**	5.19	6.96	**-1.76 (p=0.0155)**
Stair descend	4.62	5.59	-0.97 (p=0.2714)	4.58	4.78	-0.19 (p=0.7997)

*primary analysis population

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The 6MWD 300m-400m was not the primary analysis population

PTC THERAPEUTICS

Pooled analysis from three placebo-controlled trials confirms significant treatment benefit Overall study populationStudy 007, 020 and 041 Translarna (N=354)Placebo (N=347)6MWD (48 weeks)-28.1-47.419.3 (p=0.0002)NSAA*Total Score Linear Score1.01 (p=0.002) 2.28 (p=0.005)TFTs10m walkStair ascend Stair descend -1.30 (p=0.0001) -1.43 (p=0.0004) -1.51 (p=0.0004)Supplemental analysis29 6MWD 300-400m -Difference 32.1 (p=0.0005)*Study 020 & 041 only

Study 041: Safety summaryNo difference in adverse event frequency between Translarnaand placebo 30 Translarnawell tolerated without any drug-related serious adverse eventsNo adverse events leading to drug discontinuation

Study 041 confirms Translarnatreatment benefit in nmDMDpatientsThe ITT population was not the primary analysis population31 Totality of evidence across multiple DMD clinical studies and real-world data demonstrate clinical benefitTranslarnademonstrates a favorable safety profile with more than 3000 patients treated First disease modifying treatment for DMD to show a statistically significant treatment benefit across the entire ITT population

Alternative analysis method (ANCOVA) 32

Translarna treatment demonstrated benefit across key endpoints in ITT population

Endpoint Assessment (Change from baseline)	Difference - MMRM (p value)	Difference - ANCOVA (p value)
6MWD (m)	**14.4 (p=0.0248)**	15.3 (p=0.0805)
Rate of change (m/wk)	**0.20 (p=0.0248)**	0.21 (p=0.0805)
NSAA		
Total score	**0.9 (p=0.0235)**	0.9 (p=0.0695)
Linear score	**2.3 (p=0.0246)**	2.5 (p=0.0648)
Timed function tests		
10m walk	**-0.78 (p=0.0422)**	-0.90 (p=0.0972)
Stair ascend	**-1.06 (p=0.0293)**	-1.23 (p=0.0605)
Stair descend	-0.29 (p=0.5749)	-0.31 (p=0.6485)

Analysis in subgroups demonstrate similar trends

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The ITT population was not the primary analysis population

PTC THERAPEUTICS

Supplemental analysis34Pooled analysis from three placebo-controlled trials confirms significant treatment benefit Overall study populationStudy 007, 020 and 041 Translarna (N=354)Placebo (N=347)6MWD (48 weeks)-28.1-47.419.3 (p=0.0002)NSAA*Total Score Linear Score1.01 (p=0.002) 2.28 (p=0.005)TFTs10m walkStair ascend Stair descend -1.30 (p=0.0001) -1.43 (p=0.0004) -1.51 (p=0.0004) 6MWD 300-400m -Difference 32.1 (p=0.0005)*Study 020 & 041 only

First disease modifying treatment for DMD to show a statistically significant treatment benefit across the entire ITT population Study 041 confirms Translarnatreatment benefit in nmDMDpatientsThe ITT population was not the primary analysis population35 Study 041 adds to existing evidence of clinical benefit from STRIDE real-world registry and previous DMD clinical studies Utilize 041 results to align with the FDA on NDA approval pathway Submit results confirming favorable Translarna risk-benefit to EMA

Questions? 36